UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2024

Central Index Key Number of the issuing entity: 0002039535

Benchmark 2024-V11 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-260277-07	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated November 1, 2024, and filed on November 5, 2024, with respect to Benchmark 2024-V11 Mortgage Trust. The purpose of this amendment is (i) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K, (ii) to make clerical and other minor revisions to the version of the agreement filed as Exhibit 4.1 to the Form 8-K, and (iii) to file the Midland Primary Servicing Agreement (as defined below). No other changes have been made to the Form 8-K other than the changes described above.

Item 8.01. Other Events.

Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), will act as primary servicer of the International Plaza II Mortgage Loan (the “Midland Serviced Loan”) pursuant to a Primary Servicing Agreement (the “Midland Primary Servicing Agreement”), dated as of October 1, 2024, by and between Midland and Wells Fargo Bank, National Association (in such capacity, the “BANK5 2024-5YR10 Master Servicer”). The Midland Primary Servicing Agreement is attached hereto as Exhibit 99.16

Summary of the Midland Primary Servicing Agreement

Pursuant to the Midland Primary Servicing Agreement, Midland, as primary servicer, on behalf of the BANK5 2024-5YR10 Master Servicer, will be responsible for certain of the obligations of the BANK5 2024-5YR10 Master Servicer under the pooling and servicing agreement entered into in connection with BANK5 2024-5YR10 securitization (the “BANK5 2024-5YR10 PSA”) with respect to the Midland Serviced Loan, including, but not limited to: collecting monthly payments and escrow and reserve payments and maintaining a primary servicer collection account and applicable escrow and reserve accounts (consistent with the requirements of the BANK5 2024-5YR10 PSA) to hold such collections; remitting to the BANK5 2024-5YR10 Master Servicer on a timely basis monthly payments less any primary servicing fees, escrow and reserve payments, funds allocated for payment to any related serviced companion loan holder and payments in the nature of additional servicing compensation due to Midland, as primary servicer; collecting borrower reports, budgets, operating statements, income statements, and rent rolls; preparing reports (including, but not limited to, collection reports, monthly remittance reports, and various CREFC® reports) and performing annual inspections of the related Mortgaged Property; promptly notifying the BANK5 2024-5YR10 Master Servicer of any defaults under the Midland Serviced Loan, collection issues or customer issues; provided that Midland will not take any action with respect to enforcing such loans without the prior written approval of the BANK5 2024-5YR10 Master Servicer; monitoring borrower insurance obligations on such loans and obtaining such property level insurance when the borrower fails to maintain such insurance; maintaining an appropriate fidelity bond and errors and omissions insurance (or self-insurance). Midland will be responsible for performing the primary servicing of the Midland Serviced Loan in a manner consistent with the servicing standard under the BANK5 2024-5YR10 PSA.

Midland may hold certain original letters of credit on behalf of the BANK5 2024-5YR10 Master Servicer and Trustee for the benefit of the related certificateholders, but will not hold any other portion of the mortgage file; provided that from time to time, Midland may temporarily have possession of certain other documents in the mortgage file in connection with certain servicing duties. Additionally, Midland will be responsible for maintaining the servicing file (or any portion thereof) and releasing files in accordance with the BANK5 2024-5YR10 PSA and the Midland Primary Servicing Agreement. Any portion of the servicing file or the mortgage file in Midland’s possession will be required to be held by Midland, on behalf of the BANK5 2024-5YR10 Master Servicer for the benefit of the related certificateholders and will be identified in accordance with Midland’s customary procedures by assigning a loan number that will reflect the ownership of the related Mortgage Loan by the trustee.

Midland will have no obligation to make, or be permitted to make, any principal and interest advance or any servicing advances except as described in the following sentence. With respect to any servicing advance required to be made on an urgent or emergency basis such that Midland is unable to provide the BANK5 2024-5YR10 Master Servicer with sufficient notice to enable the BANK5 2024-5YR10 Master Servicer to make such servicing advance, Midland may, in Midland’s sole discretion, make such servicing advance with prior notice to the BANK5 2024-5YR10 Master Servicer if reasonably practicable and the BANK5 2024-5YR10 Master Servicer will be required to reimburse Midland for such servicing advance and interest thereon within 5 business days of receipt of written request therefor.

Midland will not communicate directly with any rating agency regarding the Midland Serviced Loan or the Midland Primary Servicing Agreement except in limited circumstances set forth in the Midland Primary Servicing Agreement.

For so long as Midland is not the special servicer under the BANK5 2024-5YR10 PSA (the “BANK5 2024-5YR10 Special Servicer”), Midland may not take any action with respect to any major decision set forth in the BANK5 2024-5YR10 PSA or certain other actions as set forth in the Midland Primary Servicing Agreement unless Midland has confirmed with the BANK5 2024-5YR10 Master Servicer that the BANK5 2024-5YR10 Master Servicer is either obligated to process or that the BANK5 2024-5YR10 Master Servicer and the special servicer have mutually agreed that the BANK5 2024-5YR10 Master Servicer shall process such request pursuant to the BANK5 2024-5YR10 PSA. Following such confirmation, Midland may not permit or consent to any major decision set forth in the BANK5 2024-5YR10 PSA or take any other action requiring the approval of the BANK5 2024-5YR10 Master Servicer under the Midland Primary Servicing Agreement without the prior written approval of the BANK5 2024-5YR10 Master Servicer. Such consent will be subject to the consent of the BANK5 2024-5YR10 Special Servicer to the extent set forth in the BANK5 2024-5YR10 PSA. Midland will process and close any defeasance and obtain any required consent of the BANK5 2024-5YR10 Master Servicer to such defeasance. The BANK5 2024-5YR10 Master Servicer will be required to request any such approvals or any rating agency confirmation, if applicable.

During any such time that Midland is acting as the BANK5 2024-5YR10 Special Servicer under the BANK5 2024-5YR10 PSA (if Midland were to be appointed as a successor to the BANK5 2024-5YR10 Special Servicer), and subject to the following paragraph, if pursuant to the BANK5 2024-5YR10 PSA the BANK5 2024-5YR10 Master Servicer is responsible for processing any major decision set forth in the BANK5 2024-5YR10 PSA or certain other actions as set forth in the Midland Primary Servicing Agreement, then Midland will be required to perform the obligations of the BANK5 2024-5YR10 Master Servicer with respect to such transaction (including dealing directly with, and obtaining the consent of, the special servicer on matters for which the BANK5 2024-5YR10 PSA requires the BANK5 2024-5YR10 Master Servicer to deal with, or obtain the consent of, the BANK5 2024-5YR10 Special Servicer) without the approval of the BANK5 2024-5YR10 Master Servicer, but subject to all requirements and restrictions set forth in the relevant provisions of the BANK5 2024-5YR10 PSA and the paragraph below; provided, however, that the Midland will be required to copy the BANK5 2024-5YR10 Master Servicer on all correspondence to the BANK5 2024-5YR10 Special Servicer and the related mortgagor regarding such matters and Midland will be required to prepare any package and analysis necessary to obtain any required rating agency confirmation and forward such package to the BANK5 2024-5YR10 Master Servicer. Midland will process and close any defeasance and obtain any required consent of the BANK5 2024-5YR10 Master Servicer to such defeasance. The BANK5 2024-5YR10 Master Servicer (not Midland) will deal with the 17g-5 information provider under the BANK5 2024-5YR10 PSA and the relevant rating agencies to the extent required by the BANK5 2024-5YR10 PSA with respect to such matters. Notwithstanding the foregoing, with respect to any assumption, transfer, defeasance, or certain other actions as set forth in the Midland Primary Servicing Agreement for which the BANK5 2024-5YR10 PSA does not require the BANK5 2024-5YR10 Master Servicer to obtain the consent or approval of the BANK5 2024-5YR10 Special Servicer, Midland will not be permitted to consent to any such action without the prior written consent of the BANK5 2024-5YR10 Master Servicer. With respect to any such proposed action requiring the consent of the BANK5 2024-5YR10 Master Servicer, Midland will be required to perform and forward to the BANK5 2024-5YR10 Master Servicer any analysis, recommendation or other information required to be prepared and/or delivered by the BANK5 2024-5YR10 Master Servicer and, if the BANK5 2024-5YR10 Master Servicer consents to any such modification, extension, waiver, consent or other action, Midland shall close such transaction or grant such consent. Midland will not be permitted to permit any principal prepayment or defeasance with respect to any Mortgage Loan or serviced companion loan without the written consent of the BANK5 2024-5YR10 Master Servicer.

In the event that Midland, in the good faith and reasonable judgment of the BANK5 2024-5YR10 Master Servicer, violates the servicing standard set forth in the BANK5 2024-5YR10 PSA or otherwise commits a “Servicer Termination Event” under the BANK5 2024-5YR10 PSA in connection with the granting or withholding of any approval as described in the prior paragraph, Midland thereafter will no longer be permitted to exercise the approval rights described in the prior paragraph and will thereafter be required to seek the approval of the BANK5 2024-5YR10 Master Servicer. Midland, in processing each of these transactions, will be required to apprise the BANK5 2024-5YR10 Master Servicer of its actions from time to time, to the extent and as further set forth in the Midland Primary Servicing Agreement. Midland will also be required to provide all reasonable cooperation to the BANK5

2024-5YR10 Master Servicer in connection with the BANK5 2024-5YR10 Master Servicer’s duties under the BANK5 2024-5YR10 PSA to oversee Midland as a sub-servicer.

Midland will also timely provide such certifications, reports and registered public accountant attestations required by the Midland Primary Servicing Agreement or by the BANK5 2024-5YR10 Master Servicer to permit it to comply with the BANK5 2024-5YR10 PSA and the depositor to comply with its Exchange Act reporting obligations.

With respect to all servicing responsibilities of the BANK5 2024-5YR10 Master Servicer under the BANK5 2024-5YR10 PSA which are not being performed by Midland under the Midland Primary Servicing Agreement, Midland will be required to reasonably cooperate with the BANK5 2024-5YR10 Master Servicer to facilitate the timely performance of such servicing responsibilities.

As compensation for its activities under the Midland Primary Servicing Agreement, Midland will be paid a primary servicing fee with respect to the Midland Serviced Loan only to the extent that the BANK5 2024-5YR10 Master Servicer receives the servicing fee with respect to such Midland Serviced Loan under the BANK5 2024-5YR10 PSA. Midland will be entitled to certain additional servicing compensation as further set forth in the Midland Primary Servicing Agreement with respect to the Midland Serviced Loan, including, but not limited to, a portion of modification fees, assumption fees and defeasance fees, but only from amounts to which the BANK5 2024-5YR10 Master Servicer is entitled under the BANK5 2024-5YR10 PSA.

Neither Midland nor any partners, directors, officers, shareholders, members, managers, employees or agents of Midland (the “Midland Parties”) will be under any liability to the BANK5 2024-5YR10 Master Servicer for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Midland Primary Servicing Agreement, or for errors in judgment. However, this will not protect the Midland Parties against any breach of warranties or representations made in the Midland Primary Servicing Agreement, or against any liability that would otherwise be imposed on Midland by reason of its willful misconduct, bad faith, fraud or negligence (or by reason of any specific liability imposed under the Midland Primary Servicing Agreement for a breach of the servicing standard set forth in the BANK5 2024-5YR10 PSA) in the performance of its duties under the Midland Primary Servicing Agreement or by reason of its negligent disregard of its obligations or duties under the Midland Primary Servicing Agreement. The Midland Parties will be indemnified by the BANK5 2024-5YR10 Master Servicer against any claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including, without limitation, costs and expenses of litigation and of enforcement of this indemnity, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) (collectively, the “Losses”) incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland Primary Servicing Agreement, the Midland Serviced Loan or the certificates resulting from the BANK5 2024-5YR10 Master Servicer’s willful misconduct, bad faith, fraud, or negligence in the performance of duties under the Midland Primary Servicing Agreement or negligent disregard of its obligations under the Midland Primary Servicing Agreement. The Midland Parties will be indemnified by the issuing entity formed under the BANK5 2024-5YR10 PSA, to the extent provided in the BANK5 2024-5YR10 PSA, against any Losses incurred by Midland in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to the Midland Primary Servicing Agreement, the Midland Serviced Loan, the certificates, other than any Losses (i) that are specifically required to be borne by Midland without right of reimbursement pursuant to the terms of the Midland Primary Servicing Agreement, (ii) that are incurred in connection with any breach of representation or warranty made by Midland in the Midland Primary Servicing Agreement, (iii) that are incurred by reason of by reason of willful misconduct, bad faith, or negligence of Midland in the performance of its obligations or duties under the Midland Primary Servicing Agreement or negligent disregard of obligations and duties under the Midland Primary Servicing Agreement; provided, however, that the indemnification described in this sentence will be strictly limited to any actual amount of indemnification received by the BANK5 2024-5YR10 Master Servicer under the BANK5 2024-5YR10 PSA as a result of pursuing the issuing entity formed under the BANK5 2024-5YR10 PSA on behalf of Midland for such indemnification.

Midland will indemnify and hold harmless the BANK5 2024-5YR10 Master Servicer and its partners, directors, officers, shareholders, members, managers, employees or agents against any Losses incurred by the BANK5 2024-5YR10 Master Servicer in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to the Midland Primary Servicing Agreement, the BANK5 2024-5YR10 PSA, the certificates by reason of (1) any breach by Midland of a representation or warranty made by Midland in the Midland

Primary Servicing Agreement or (2) any willful misconduct, bad faith, or negligence by Midland in the performance of its obligations or duties under the Midland Primary Servicing Agreement or under the BANK5 2024-5YR10 PSA or by reason of negligent disregard of such obligations and duties.

The Midland Primary Servicing Agreement only may be terminated with respect to Midland if any of the following occurs:

•	the BANK5 2024-5YR10 Master Servicer (or the depositor to the extent the depositor has the right to terminate Midland under the BANK5 2024-5YR10 PSA) elects to terminate Midland following an event of default under the Midland Primary Servicing Agreement (which will generally be similar in nature and scope to the servicer termination events for the BANK5 2024-5YR10 Master Servicer);
•	upon resignation by Midland in accordance with the terms of the Midland Primary Servicing Agreement;
•	at the option of the purchaser of any Midland Serviced Loan pursuant to the terms of the BANK5 2024-5YR10 PSA; provided that any such termination pursuant to this clause will only be effective with respect to the purchased Midland Serviced Loan and not with respect to the entire agreement;
•	upon the later of the final payment or other liquidation of the last Midland Serviced Loan and disposition of all REO property and remittance of all funds thereunder;
•	upon termination of the BANK5 2024-5YR10 PSA; or
•	by mutual consent of Midland and the BANK5 2024-5YR10 Master Servicer in writing.

Notwithstanding the foregoing, upon any termination of Midland, Midland will be entitled to receive all accrued and unpaid primary servicing fees through the date of termination and is required to cooperate fully with the BANK5 2024-5YR10 Master Servicer to transition primary servicing of the Midland Serviced Loan to the BANK5 2024-5YR10 Master Servicer or its designee.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

4.1	Pooling and Servicing Agreement, dated as of November 1, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.16	Primary Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director

	By:	/s/ Helaine Kaplan
		Name:	Helaine Kaplan
		Title:	Managing Director

Dated: December 26, 2024